UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 27, 2017
(Date of earliest event reported)

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

56 Evergreen Drive	4103
Portland, Maine	(Zip Code)
(Address of principal executive offices)

207-878-2770

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 – Entry into a Material Definitive Agreement

On July 27, 2017, ImmuCell Corporation (the “Company”) announced that it entered into a Securities Purchase Agreement dated July 27, 2017 (the “SPA”) with certain purchasers to issue 200,000 shares of the Company’s Common Stock, par value $0.10 per share (the “Common Stock”), for gross proceeds of $2,050,000. The purchase price for each share of Common Stock was $5.25. Attached hereto as Exhibit 10.1 is the form of the SPA entered into by the Company and such purchasers, which is incorporated herein by reference.

The shares are registered pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-207635), which was declared effective by the Securities Exchange Commission on November 10, 2015, and are being issued pursuant to a Prospectus Supplement dated July 27, 2017 under such Registration Statement.

The net proceeds to the Company from the issuance, after deducting the Company’s estimated offering expenses, are expected to be approximately $2,026,000.

The foregoing description of the SPA do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1.

The Company issued a press release announcing the issuance, a copy of which is attached hereto as Exhibit 99.1.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The Exhibits included as part of this Current Report on Form 8-K are listed in the Exhibit Index that follows. The Exhibit Index and the Exhibits listed therein are incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2017	IMMUCELL CORPORATION

	By:	/s/ Michael F Brigham
Michael F. Brigham
President, Chief Executive Officer and
Principal Financial Officer

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Pierce Atwood LLP

10.1	Securities Purchase Agreement, dated July 27, 2017, by and among ImmuCell Corporation and the Purchasers named therein

23.1	Consent of Pierce Atwood LLP (included in Exhibit 5.1)

99.1	Press Release of the Company, dated July 27, 2017

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